Exhibit 10.2

SIXTH AMENDMENT TO CREDIT AGREEMENT

THIS SIXTH AMENDMENT TO CREDIT AGREEMENT (this “Sixth Amendment”) is entered into as of the Sixth Amendment Closing Date (as defined below) by and between IBIO CDMO LLC, a Delaware limited liability company (“Borrower”), and WOODFOREST NATIONAL BANK, a national banking association, as lender (in such capacity, “Lender”).

RECITALS

A.Borrower and Lender entered into that certain Credit Agreement dated November 1, 2021 (as amended by the First Amendment thereto dated as of October 11, 2022, the Second Amendment thereto dated as of February 9, 2023, the Third Amendment thereto dated as of February 20, 2023, the Fourth Amendment thereto dated as of March 24, 2023, the Fifth Amendment thereto dated as of May 10, 2023 and as otherwise amended, restated, supplemented or modified from time to time, the “Credit Agreement”).

B.Reference is made to that certain Purchase and Sale Agreement (the “Purchase Agreement”) dated as of September 15, 2023 by and between a third party, as buyer (“Buyer”), and Borrower, as seller, and joined by the title company named therein, regarding the sale of the iBio Property.

C.In connection with the Purchase Agreement, Borrower has requested Lender to enter into certain agreements and amendments to certain provisions of the Credit Agreement.

D.Borrower and Lender are willing to enter into the requested agreements and amendments set forth herein, subject to and conditioned upon the terms and conditions set forth in this Sixth Amendment.

AGREEMENT

NOW, THEREFORE, in consideration of the promises herein contained, the mutual benefits to be derived herefrom and other good and valuable consideration received by each party, and each intending to be legally bound hereby, the parties agree as follows:

I.Agreements and Amendments to Credit Agreement. Borrower and Lender agree as follows:

(a)Section 1.1, Definitions, of the Credit Agreement is hereby amended by adding the following definitions in their proper alphabetical order:

“Sixth Amendment” means the Sixth Amendment to Credit Agreement dated as of the Sixth Amendment Closing Date by and between Borrower and Lender.

“Sixth Amendment Closing Date” means September 18, 2023.

(b)Section 1.1, Definitions, of the Credit Agreement is hereby amended by replacing the definition of “Maturity Date” in its entirety to read as follows:

Maturity Date means the earlier of (a) December 31, 2023, or (b) the acceleration of maturity of the Term Loan in accordance with Section 12 of this Agreement.

(c)Section 8.1, Items to be Furnished, of the Credit Agreement is hereby amended, solely for the fiscal year ending June 30, 2023, by amending and restating sub clause (a)(i) of such section in its entirety to read as follows:

(a)(i) Annual Financial Statements. No later than 120 days after the last day of each fiscal year of Parent Guarantor, the audited balance sheet and related statements of income, retained earnings, and cash flows of Parent Guarantor and its Subsidiaries (including Borrower), showing the consolidated financial condition and results of operations of Parent Guarantor and its Subsidiaries (including Borrower) as of the end of and for such fiscal year, in each case setting out in comparative form the figures for the previous fiscal year, all reported on by a firm of independent certified public accountants of recognized national or regional standing and accompanied by a report from such independent certified public accountants confirming that such consolidated financial statements were prepared in accordance with GAAP consistently applied and present fairly, in all material respects, the consolidated financial condition and results of operations of Parent Guarantor and its Subsidiaries; provided that Borrower shall furnish, or cause to be furnished, to Lender, together with the foregoing deliveries, the statements of income of Borrower as of the end of and for such fiscal year, in Proper Form.

(d)Sale of iBio Property.

(i) Borrower shall deliver to Lender, within one Business Day of entry into or having knowledge thereof, any amendments or supplements to the Purchase Agreement, any material notices sent or received in respect thereof, any extension of the Closing Date (as defined in the Purchase Agreement) thereof or any terminations thereof.  Upon the reasonable written request of Lender, Borrower shall provide Lender with copies of any other documents directly related to the sale of the iBio Property.

(ii) Further to the foregoing, in order for Lender and Borrower to take all necessary steps to prepare for and consummate Payment in Full, upon the written request of Lender, Borrower shall deliver to Lender a copy of the applicable settlement statement with respect to the Purchase Agreement, such settlement statement, together with applicable payment steps and mechanics, to be satisfactory to Lender with respect to any Net Proceeds to be paid to Lender from the final closing and funding of the Purchase Agreement.

(iii) To the extent Borrower and Buyer request that Lender release its Liens securing the Obligations and terminate the Security Documents prior to Payment in Full in order to facilitate the final closing and funding of the Purchase Agreement, Lender may, in its sole and absolute discretion, require such Persons, the Title Company (as defined in the Purchase Agreement) and any other applicable Person to enter into an escrow agreement or such other written agreement, in Proper Form, to affirm, confirm, protect and otherwise guarantee the payment to Lender of any and all applicable Net Proceeds received by Borrower, or by such Title Company on behalf of Borrower, from the final closing and funding of the Purchase Agreement.  For avoidance of doubt, notwithstanding the foregoing, Lender will not agree to release its Liens to the extent that such Net Proceeds are not sufficient to achieve Payment in Full, unless otherwise agreed by Lender pursuant to documentation satisfactory to Lender in its sole and absolute discretion.

(e)Appraisal.  If the final closing and funding of the Purchase Agreement does not occur on or before December 1, 2023, together with satisfaction of Payment in Full as set forth in clause (f)(ii) below within one (1) Business Day after such final closing and funding of the Purchase Agreement, and notwithstanding any limitations or restrictions set forth in Sections 8.3(b), 8.3(c) and 8.16(b) of the Credit Agreement, Borrower will permit, and will cause each Loan Party to permit, Representatives of Lender to obtain, or Borrower will otherwise, at the direction of Lender, obtain, as soon as possible after failure to satisfy such foregoing conditions, an appraisal of Borrower’s real estate, including the iBio Property, in Proper Form, all at the cost and expense of Borrower.

(f)Fee.  In addition to the fee set forth in Section I(e) of the Fifth Amendment, if the final closing and funding of the Purchase Agreement does not occur on or before December 1, 2023, together with satisfaction of Payment in Full as set forth in clause (f)(ii) below within one (1) Business Day after such final closing and funding of the Purchase Agreement, then Borrower shall pay to Lender a fee in the amount of $20,000 in immediately available funds on the earlier of (i) the date of the closing of the Purchase Agreement or (ii) the Maturity Date, such fee to be fully earned immediately upon Borrower’s failure to satisfy such foregoing conditions; provided that, notwithstanding the foregoing, such fee will not be due and payable and will be of no force and effect to the extent that such foregoing conditions are otherwise satisfied.

(g)Payment in Full.  Notwithstanding anything to contrary, within one (1) Business Day upon receipt thereof, Borrower shall, or Borrower shall cause and otherwise instruct the Title Company facilitating the final closing and funding of the Purchase Agreement to, apply to the outstanding balance of the Obligations, in accordance with Lender’s payment instructions, (i) all Net Proceeds (to the extent such Net Proceeds are not in an amount sufficient to achieve Payment in Full) or (ii) all necessary Net Proceeds (to extent such Net Proceeds are in excess of the amount necessary to achieve Payment in Full) in order to achieve Payment in Full, in either case, as applicable, received by Borrower, or by such Title Company on behalf of Borrower, from the final closing and funding of the Purchase Agreement.  For the avoidance of doubt, so long as Borrower provides reasonable notice to Lender of a payoff, Lender shall, at least one Business Day prior to the date Payment in Full occurs, provide

Borrower with a written payoff letter, and Borrower may at its election provide such payoff letter to such Title Company in order to facilitate all necessary disbursements to Lender, which payoff letter shall, among other things, contain an itemized break down of all outstanding Obligations to be paid on the date that Payment in Full occurs.

II.Conditions Precedent to the Effectiveness of Sixth Amendment.  This Sixth Amendment shall be effective upon the satisfaction of the following conditions precedent:

(a)Lender shall have received this Sixth Amendment duly executed by Borrower and Parent Guarantor;

(b)Lender shall have received an Officer’s Certificate and authorizing consent for each of Borrower and Parent Guarantor, in Proper Form;

(c)Lender shall have received an executed copy of the Purchase Agreement duly executed by Buyer and Borrower;

(d)To the extent outstanding and unpaid, the Borrower shall have paid to Lender (i) any fees and expenses due and owing under the Credit Agreement and (ii) all costs and expenses, including reasonable legal fees, payable in connection with this Sixth Amendment to the extent invoiced on or prior to the Sixth Amendment Closing Date; and

(e)No Potential Default or Default shall have occurred and be continuing.

III.Reaffirmation of Representations and Warranties.  To induce Lender to enter into this Sixth Amendment, Borrower hereby reaffirms, as of the Sixth Amendment Closing Date (except as otherwise provided herein or to the extent such representations and warranties speak as to an earlier date or a date certain), its representations and warranties contained in Section 7 of the Credit Agreement (other than the representation set forth in the last sentence of Section 7.10 of the Credit Agreement), and in all other documents executed pursuant thereto, and additionally represents and warrants as follows:

(a)The execution and delivery of this Sixth Amendment and the performance by Borrower of its obligations under this Sixth Amendment are within Borrower’s power, have been duly authorized by all necessary company action, have received all necessary governmental approval (if any shall be required), and do not and will not contravene or conflict with any provision of law or of the Organizational Documents of Borrower or of any agreement binding upon Borrower.

(b)This Sixth Amendment represents the legal, valid and binding obligations of Borrower enforceable against Borrower in accordance with its terms subject as to enforcement only to bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally.

(c)No change, event or state of affairs has occurred and is continuing which would constitute a Potential Default or a Default.

(d) No exhibit or schedule to the Credit Agreement is required to be supplemented, amended or modified in connection with the transactions contemplated by this Sixth Amendment.

IV.Defined Terms.  Terms used herein that are defined in the Credit Agreement, as amended hereby, shall have the same meanings herein, unless the context otherwise requires.

V.Reaffirmation of Credit Agreement.  This Sixth Amendment shall be deemed to be an amendment to the Credit Agreement, and the Credit Agreement, as amended hereby, is hereby ratified, adopted and confirmed in each and every respect.

VI.Ratification of Liens; Release. The Borrower acknowledges and ratifies, as of the Sixth Amendment Closing Date, the existence and priority of the Liens granted by the Borrower in favor of Lender pursuant to the Security Documents in and to the Collateral and represents, warrants and covenants that such Liens are valid, existing and in full force and effect.  THE BORROWER HEREBY RELEASES, DISCHARGES AND ACQUITS LENDER FROM ANY AND ALL CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, REMEDIES, AND LIABILITIES OF EVERY KIND OR NATURE (INCLUDING WITHOUT LIMITATION, LENDER LIABILITY) ARISING OUT OF ANY ACT, OCCURRENCE, TRANSACTION OR OMISSION OCCURRING IN CONNECTION WITH THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS PRIOR TO THE SIXTH AMENDMENT CLOSING DATE.

VII.Governing Law.  THIS SIXTH AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

VIII.Invalid Provisions.  If any provision of this Sixth Amendment is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Sixth Amendment shall not be affected or impaired thereby and (b) the parties shall engage in good faith negotiations to replace the illegal, invalid or unenforceable provisions, with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions.  The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

IX.Multiple Counterparts and Electronic Signatures.  This Sixth Amendment may be executed in any number of counterparts with the same effect as if all signatories had signed the same document.  All counterparts must be construed together to constitute one and the same instrument.  This Sixth Amendment may be transmitted and signed by facsimile, portable document format (PDF), or other electronic means, and shall have the same effect as manually-signed originals and shall be binding on the Loan Parties and Lender, with originals signatures to be delivered to Lender at Lender’s request.

X.Section Headings.  Section headings in this Sixth Amendment are included for convenience of reference only and shall not affect the interpretation of this Sixth Amendment.

XI.Successors and Assigns.  This Sixth Amendment is binding upon, and inures to the benefit of, the parties hereto and their respective successors and permitted assigns.

XII.Reservation of Rights; No Waiver of Defaults.  Lender hereby reserves all of its rights and remedies under the Credit Agreement and the other Loan Documents in all respects and for all purposes in addition to all other rights and remedies available to it under applicable Law or in equity.  This Sixth Amendment is not intended to operate as a waiver of Lender’s rights and remedies and does not constitute or operate as (a) a waiver of (or a consent to) any existing Potential Default or Default or any other violation of or noncompliance with any provision of the Credit Agreement, as amended hereby, or any other Loan Document, (b) an agreement to waive any existing or future Potential Default or Default, or (c) a waiver of Lender’s right to insist upon strict compliance with each term, covenant, condition and provision of the Credit Agreement, as amended hereby, and the other Loan Documents.

XIII.ENTIRETY.  THIS SIXTH AMENDMENT REPRESENTS THE FINAL AGREEMENT AMONG BORROWER, GUARANTORS AND LENDER AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BY BORROWER, GUARANTORS AND LENDER.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG BORROWER, GUARANTORS AND LENDER.

[Signature pages follow.]

IN WITNESS WHEREOF, the parties hereto have caused this Sixth Amendment to be duly executed on the Sixth Amendment Closing Date.

BORROWER:

IBIO CDMO LLC,
a Delaware limited liability company

By:	/s/ Felipe Duran
Felipe Duran
Authorized Person

Signature Page to Sixth Amendment to Credit Agreement

LENDER:

WOODFOREST NATIONAL BANK

By:	/s/ Cameron D. Jones
Cameron D. Jones
Senior Vice President

Signature Page to Sixth Amendment to Credit Agreement

GUARANTOR’S CONSENT AND AGREEMENT

As an inducement to Lender to execute, and in consideration of Lender’s execution of, this Sixth Amendment, IBIO, INC., a Delaware corporation (“Guarantor”), hereby consents to this Sixth Amendment, and agrees that this Sixth Amendment shall in no way release, diminish, impair, reduce or otherwise adversely affect the obligations and liabilities of the undersigned under the Guaranty executed November 1, 2021 (as amended by the Guaranty First Amendment, the Guaranty Second Amendment, the Guaranty Third Amendment, the Guaranty Fourth Amendment and as otherwise amended, restated, supplemented or modified from time to time, the “Guaranty”) executed by Guarantor in connection with the Credit Agreement.  Guarantor further represents and warrants to Lender that (a) the representations and warranties in the Guaranty are true and correct in all material respects on and as of the Sixth Amendment Closing Date as though made on such date (except to the extent that such representations and warranties specifically relate to an earlier date), (b) it is in full compliance with all covenants and agreements contained in the Guaranty, (c) after giving effect to the Sixth Amendment, no Potential Default or Default has occurred and is continuing under the Guaranty and (d) the execution and delivery of this Guarantor’s Consent and Agreement are within Guarantor’s power and have been duly authorized by all necessary company action.  This Guarantor’s Consent and Agreement shall be binding upon Guarantor, and its successors and permitted assigns, and shall inure to the benefit of Lender, and its successors and permitted assigns.

[Signature page follows.]

GUARANTOR:

IBIO, INC.,
a Delaware corporation

By:	/s/ Felipe Duran
Felipe Duran
Chief Financial Officer

Signature Page to Guarantor’s Consent and Agreement to
Sixth Amendment to Credit Agreement